                                                                   EXHIBIT 10.27

                             ADOPTION AGREEMENT FOR

                              COHO RESOURCES, INC.

                              401(K) SAVINGS PLAN

         This agreement, executed on the _______ day of _______, 199_, by Coho Resources, Inc. (Hereinafter referred to as the "Employer"), a Nevada Corporation, and R. Lynn Guillory, Joseph R. Ragusa and Susan McAden (hereinafter referred to collectively as the "Trustees").

                               W I T N E S S E T H

         WHEREAS, effective October 15, 1990, the Employer heretofore established for the exclusive benefit of its eligible employees and their beneficiaries, a defined contribution plan and trust intended to qualify under Sections 401(a) and 501(a) of the Internal Revenue Code of 1986, as amended (hereinafter referred to as the "Code") to recognize the efforts made to its successful operation by its employees and to reward such contribution; and

         WHEREAS, the Employer has heretofore maintained such plan and trust, known as the Coho Resources, Inc. 401(k) Savings Plan (which plan and trust are hereinafter referred to as the "Plan"), in a manner intended to ensure that the Plan continues to qualify under Sections 401(a) and 501(a) of the Code, as amended; and

         WHEREAS, the Employer intends to provide that the Plan complies with provisions of the Tax Reform Act of 1986 (TRA '86), the Omnibus Budget Reconciliation Acts of 1986, 1987, 1989 and 1993 (OBRA '86, OBRA '87, OBRA '89, and OBRA '93), the Technical and Miscellaneous Revenue Act of 1988 (TAMRA), the Unemployment Compensation Amendments Act of 1992 (UCA), the Employee Retirement Income Security Act of 1974 (ERISA), and the Code, and the regulations promulgated thereunder; and

         WHEREAS, pursuant to the Plan, the Employer reserved the right at any time and from time to time to amend the Plan subject to certain terms and conditions therein set forth; and

         WHEREAS, by reason of the acquisition of Mid Louisiana Gas Company ("MLG") by Coho Energy, Inc., the Board of Directors of the Corporation deem it desirable to merge the assets and/or liabilities of the MLG Plan with the assets and/or liabilities of the Plan; and

         WHEREAS, pursuant to a Resolution by the Board of Directors of the Employer, the Employer has resolved to merge the MLG Plan with the Plan, effective July 1, 1995; and

         WHEREAS, the Employer desires to amend and restate the Plan effective July 1, 1995, except where otherwise provided; and

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Employer and the Trustee hereby agree to amend and restate the Plan in its entirety, effective July 1, 1995, except where otherwise provided, notwithstanding any other provisions of the Plan to the contrary as follows:

1. THE EMPLOYER: Coho Resources, Inc.

   A. The Employer's address and telephone number are:

      Coho Resources, Inc,
      14785 Preston Road, Suite 860
      Dallas, Texas 75240
      (214) 991-9493

   B. The Employer's taxpayer identification number:

      84-0824557

   C. The Employer's fiscal year is:

      January 1 - December 31

   D. The Plan Year is the following twelve (12) consecutive-month period:

      January 1 - December 31

   E. The Plan Anniversary Date is:

      December 31

   F. The Plan Administrator is:

      Coho Resources, Inc.
      14785 Preston Road, Suite 860
      Dallas, Texas 75240
      (214) 991-9493

   G. The original Effective Date of the Plan is:

      October 15, 1990.

   H. The Plan is:

      Coho Resources, Inc. 401(k) Savings Plan (as amended and restated in this Adoption Agreement and the related basic plan document and subsequent amendments thereto).

   I. The Plan Number is:

      001

II.  ELIGIBILITY AND SERVICE:

      A. An Employee shall be eligible to participate in the Plan on the Entry Date coincident with or next following;

         attainment of age twenty one (21).

      B. Service credited to any Employee of Mid Louisiana Gas Company shall be counted as service with Coho Resources, Inc. for the purposes of determining such Employees' eligibility to participate in the Plan. Service shall be determined as of the date an Employee was first credited with one (1) hour of service with Mid Louisiana Gas Company.

      C. An Employee of Mid Louisiana Gas Company who is a Participant in the MLG Plan on July 1, 1995 shall be eligible to participate in the Plan notwithstanding any eligibility requirements.

      D. An Employee of Coho Resources, Inc, who is a Participant in the Plan on June 30, 1995, shall be eligible to participate in the Plan notwithstanding any eligibility requirements.

      E. Entry Dates shall occur each Plan Year on

         January 1, April 1, July 1 and October 1

      F. Years of Service shall be determined under the Elapsed Time Method, pursuant to Plan Section 1.78(b).

      G. All Years of Service with the Employer shall be credited for purposes of eligibility and vesting.

III. CONTRIBUTIONS:

      A. Salary Deposit Contributions:

         1. For any Plan Year, the amount specified in a Salary Deposit Agreement by a Participant shall be between 0% and 15% of Participant's Plan Year Compensation.

         2. Salary Deposit Agreements may be changed more frequently than semi-annually if so authorized by the Plan Administrator.

      B. Matching Contributions.

         Matching Contributions may be made by the Employer, at its sole discretion, at least annually.

      C. Eligibility for Matching Contributions:

         Participants eligible to receive a Matching Contribution, if any, for a Plan Year shall be only those Participants who made a Salary Deposit Contribution during the Plan Year.

      D. Maximum Salary Deposit Contributions Matched:

         1. The amount of the Employer Matching Contribution, if any, shall be between 0% and 100% (to be determined at the Employer's discretion) of the portion of each Participant's Salary Deposit Contribution that qualify for a matching contribution.

         2. In determining Matching Contributions, Salary Deposit Contributions up to an amount equal to 8% of a Participant's Compensation shall qualify for the Employer Matching Contribution.

      E. Related and Unrelated Rollover Contributions to the Plan (as described in Plan Section 1.64) shall be allowed.

      F. Discretionary Contributions shall not be made by the Employer.

      G. Nondeductible Employee Contributions shall not be allowed.

      H. Transfers directly from other plans to this Plan (as described in Plan
         Section 3.13(b)) shall not be allowed.

IV. FORFEITURES:

      A. Forfeitures attributable to Matching Contributions shall be used to reduce the Matching Contribution of the Employer in accordance with
         Section 4.06(d)(4)(A) of the Plan.

V. DEFINITIONS OF COMPENSATION:

      A. Code Section 415(c) Compensation shall be defined as set forth in
         Section 1.12(b)(10)(A) of the Plan.

      B. Code section 414(s) Compensation shall:

         1. mean Compensation as defined in Section 1.12(d)(1) of the Plan, and shall include Salary Deposit Contributions under the Plan and any salary reductions made under a Code Section 125 plan; and

         2. be limited to the period for which an Employee is a Participant in the Plan.

VI. VESTING:

      A. A Participant's Vested Balanced in his/her Employer Matching Account shall be determined on the basis of the following Vesting Schedule:

                Years of Service                    Vested Percentage
                ----------------                    -----------------
                        0                                    0%
                        1                                   20%
                        2                                   40%
                        3                                   60%
                        4                                   80%
                5 years or more                            100%

VII DISTRIBUTIONS AND WITHDRAWALS:

      A. Distributions:

         The only permissible form of distribution shall be a lump-sum made pursuant to Section 7.08(a)(1).

      B. Financial Hardship Withdrawals of Salary Deposit Amounts:

         1.       Financial Hardship Withdrawals shall be allowed.

         2. The permissible reasons for obtaining a Financial Hardship Withdrawal shall be those permitted under Section 7.11(b).

         3. The resources readily available shall be determined based on the facts and circumstances as described in Section 7.11(d) of the plan. The appropriate documentation from a third party regarding the types and amounts of the expenses relating to the Financial Hardship Withdrawal, must be provided by Participants, as described in Section 7.11(b) of the Plan.

      C. In-Service Withdrawals:

         As of the date that a Participant attains the age of 59 1/2, the Participant may withdraw his Vested Balance.

      D. Disability:

         A Participant's Disability under the Plan shall be determined pursuant to Section 7.04(b)(2) of the Plan.

      E. Early Retirement:

         Participants may retire upon the attainment of age 55 and may elect to receive Normal Retirement Benefits pursuant to Section 7.02 of the Plan.

VIII. JOINT AND SURVIVOR ANNUITY REQUIREMENTS:

      Article VIII of the basic Plan document, the Joint and Survivor Annuity provisions, shall not apply to the Plan.

IX.   OTHER PLANS OF THE EMPLOYER:

      A. The Employer does not maintain another qualified defined contribution plan.

      B. The Employer maintains a qualified defined benefit plan, the Mid Louisiana Gas Company Pension Plan.

         1. Notwithstanding any provisions in Section 5.02 or 5.03 to the contrary, in the event that for any Plan Year the defined benefit plan fraction and the defined contribution plan fraction (as described in Code Section 415(c) and Article V of the Plan) shall be exceeded for an Employee participating in this Plan and the Mid Louisiana Gas Company Pension Plan, any reductions necessary to meet the requirements of Code Section 415(e) and Article V of the Plan shall be made under the Mid Louisiana Gas Company Pension Plan.

         2. Pursuant to the provisions of the Plan Section 9.05, the Mid Louisiana Gas Company Pension Plan shall, provided such plan is in the Required Aggregation Group of the Employer, provide the maximum benefit required under Code Section 416.

X.    AFFILIATED EMPLOYERS:

      The Employer has the following Affiliates (as defined in Section 1.04 of the Plan):

           Mid Louisiana Gas Company

XI.   INVESTMENTS:

      A. The Employer shall designate the Investment Options available under the Plan.

      B. The Plan is intended to be an ERISA Section 404(c) plan. Participants may elect or designate their Investment Options from among the Investment Alternatives selected by the Employer to be available under the Plan. A Participant may direct the investment of all amounts in all of his/her accounts.

      C. Life Insurance Contracts shall not be offered to Participants.

XII   PLAN LOANS:

       Plan Loans shall be permitted.

XIII. PARTICIPATING EMPLOYERS:

      Mid Louisiana Gas Company is a Participating Employer, pursuant to Article XVI of the Plan.

      This Adoption Agreement shall only be used in conjunction with the basic plan document identified as the Coho Resources, Inc. 401(k) Savings Plan.

      IN WITNESS WHEREOF, the Employer and the Trustee have executed this Adoption Agreement and Plan on the day and year first written.

                                        EMPLOYER:

ATTEST By: /s/ LAURIE SUPTON            Coho Resources, Inc.
         ---------------------------

                                        R. Lynn Guillory
                                        --------------------------------------
                                        Name


                                        Vice President - Human Resources &
                                        Administration
                                        --------------------------------------
                                        Title


                                        /s/ R. LYNN GUILLORY
                                        --------------------------------------
                                        Signature



ATTEST By: /s/ LAURIE SUPTON            TRUSTEE:
         ---------------------------


                                        /s/ R. LYNN GUILLORY
                                        --------------------------------------
                                        R. Lynn Guillory


                                        /s/ JOSEPH R. RAGUSA
                                        --------------------------------------
                                        Joseph R. Ragusa

                                        /s/ SUSAN MCADEN
                                        --------------------------------------
                                        Susan McAden

                                SPECIAL AMENDMENT
                                     TO THE
                              COHO RESOURCES, INC.
                               401(k) SAVINGS PLAN

         This Special Amendment to the Coho Resources, Inc. 401(k) Savings
Plan (hereinafter referred to as the "Plan") is hereby executed and adopted on this 8th day of December, 1997, by Coho Resources, Inc. (hereinafter referred to as the "Employer") and Joseph F. Ragusa, R. Lynn Guillory and Susan McAden (hereinafter referred to as "Trustee").

                               W I T N E S S E T H

         WHEREAS, the Employer has heretofore maintained and administered the Plan and related Trust, in a manner intended to ensure that the Plan continues to qualify under Sections 401(a) and 501(a) of the Internal Revenue Code of 1986; and

         WHEREAS, pursuant to the terms of the Plan, the Employer reserved the right to amend the Plan; and

         WHEREAS, the Employer desires to amend the Plan to comply with requirements of the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA"); and

         WHEREAS, the Employer desires to amend the Plan to comply with the minimum distribution provisions of the Small Business Job Protection Act of 1996 ("SBJPA"); and

         WHEREAS, the Employer desires to amend the Plan to increase the maximum involuntary cashout amount to $5,000, as provided in the Taxpayer Relief Act of 1997 ("TRA of 97");

         NOW THEREFORE, in consideration of the premises and mutual covenants contained herein the Employer hereby amends the Plan notwithstanding any other provision of the Plan to the contrary as follows:

                                       I.

Effective January 1, 1997:

Notwithstanding any other provision of this plan to the contrary, minimum distributions shall be made in accordance with Section 401(a)(9) of the Internal Revenue Code.

                                      II.

Effective January 1, 1998:

Notwithstanding any other provision of this plan to the contrary, if the value of the Vested benefit of a Participant who has Separated from Service does not exceed $5,000, the Plan Administrator shall direct the Trustee to cause the entire Vested benefit to be paid to such Participant in a single lump sum.

                                      III.

 Effective December 12, 1994:

A. Notwithstanding any provision of this plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Internal Revenue Code.

B.       Loan repayments will be suspended under this plan as permitted under
         Section 414(u)(4) of the Internal Revenue Code.

                                      IV.

In all other respects, the Plan is hereby ratified and affirmed.


                                    COHO RESOURCES, INC.

                                    By: /s/ R. LYNN GUILLORY
                                       --------------------------------------


                                    Title: Vice President - Human Resources &
                                           Administration
                                           ----------------------------------


                                    TRUSTEE:



                                    /s/ JOSEPH R. RAGUSA
                                    --------------------------------------
                                    Joseph R. Ragusa


                                    /s/ R. LYNN GUILLORY
                                    --------------------------------------
                                    R. Lynn Guillory


                                    /s/ SUSAN MCADEN
                                    --------------------------------------
                                    Susan McAden

                          UNANIMOUS WRITTEN CONSENT OF
                                 THE TRUSTEES OF
                    COHO RESOURCES, INC. 401(k) SAVINGS PLAN

The undersigned, being all of the duly elected and qualified Trustees of the Coho Resources, Inc. 401(k) Savings Plan (hereinafter referred to as the "Plan"), and acting pursuant to the authority granted them by Coho Resources, Inc. (hereinafter referred to as the "Company"), do hereby execute this Unanimous Consent for the purpose of taking the following actions and the adoption of the following resolutions as the actions of the Company, as of the date hereof:

         WHEREAS, the Company has heretofore maintained and administered the Coho Resources, Inc. 401(k) Savings Plan (hereinafter referred to as the "Plan"), in a manner intended to ensure that the Plan continues to qualify under Sections 401(a) and 501(a) of the Internal Revenue Code of 1986; and

         WHEREAS, pursuant to the terms of the Plan, the Company reserved the right to amend the Plan; and

         WHEREAS, the Company desires to amend the Plan to comply with requirements of the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA"); and

         WHEREAS, the Company desires to amend the Plan to comply with the minimum distribution provisions of the Small Business Job Protection Act of 1996 ("SBJPA"); and

         WHEREAS, the Company desires to amend the Plan to increase the maximum involuntary cash-out amount to $5,000, as provided in the Taxpayer Relief Act of 1997 ("TRA of 97");

         WHEREAS, the Company shall amend the Plan for the above law changes as a Special Amendment, unless otherwise indicated with a numbered amendment.

         NOW, THEREFORE BE IT RESOLVED, that the Special Amendment attached hereto as Exhibit A is adopted and is hereby incorporated by reference.

This Unanimous Written Consent may be executed in more than one counterpart and such counterparts when taken together shall constitute one consent.

Any third party dealing with the Corporation shall be entitled to rely on a copy or facsimile of this consent rather than an original hereof.

EXECUTED this ________________ day of _______________, 1997.


                                    TRUSTEES:

                                    /s/ JOSEPH R. RAGUSA
                                    --------------------------------------
                                    Joseph R. Ragusa


                                    /s/ R. LYNN GUILLORY
                                    --------------------------------------
                                    R. Lynn Guillory


                                    /s/ SUSAN MCADEN
                                    --------------------------------------
                                    Susan McAden

                              COHO RESOURCES, INC.

                Consent of Directors in Lieu of Special Meeting

         Pursuant to Section 78.315 of the Nevada General Corporation Law, the undersigned, being the all of the members of the Board of Directors of Coho Resources, Inc., a Nevada corporation (the "Company") and in lieu of a special meeting of directors, the call of which is hereby expressly waived, does hereby consent to the adoption of and does hereby adopt the resolutions set forth in Exhibit A hereto.


Dated as of December 3, 1998                    DIRECTORS



                                                /s/ JEFFREY CLARKE
                                                -------------------------------
                                                Jeffrey Clarke


                                                /s/ RICK PEARCE
                                                -------------------------------
                                                Rick Pearce

                                                            EXHIBIT A

         WHEREAS, October 5, 1990, in recognition of the contributions made by its employees to its successful operations, the Company established a defined contribution profit sharing plan and trust, known as the Coho Resources, Inc. 401(k) Savings Plan (which plan and trust are hereinafter referred to as the "Plan"), for the exclusive benefit of eligible employees of the Company; and

         WHEREAS, the Company has heretofore maintained the Plan in a manner intended to ensure that the Plan qualifies under Sections 401(a) and 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

         WHEREAS, Section 15.04 of the Plan provides for full vesting for Plan Participants who are affected by a partial termination of the Plan; and

         WHEREAS, effective December 2, 1998, the Company shall provide for the full vesting of benefits and accounts under the Plan for Plan Participants whose employment with the Company was terminated as a result of the sale of a subsidiary division of Coho known as Coho Louisiana Production Company (hereinafter referred to as "The Division") to a partnership managed by EnerVest Management Company without regard to whether the sale of said division constituted a partial termination of the Plan under the Code; and

         WHEREAS, the sum of the account balances for each participant employed by The Division shall equal the fair market value of the assets that each participant had ON December 2, 1998 as each participant had in the plan immediately prior to the sale; and

         NOW, THEREFORE, BE IT RESOLVED, that due to sale of The Division to EnerVest Management Company, Plan Participants employed at The Division, whose employment was involuntarily terminated due to the sale of The Division, shall become fully vested in all of their benefits and accounts under the Plan, effective as of the date of such sale, without regard to whether said sale constitutes a partial termination of the Plan under the Code; and

         FURTHER RESOLVED, the sum of the account balances for each participant employed by The Division shall equal the fair market value of the assets that each participant had on December 2, 1998 as each participant had in the plan immediately prior to the sale; and

          FURTHER RESOLVED, that a conformed copy of this UNANIMOUS WRITTEN

CONSENT shall constitute an appendix to the Plan, to be maintained as a record of historical reference; and

         FURTHER RESOLVED, that the proper officers of the Company be, and they hereby are, authorized and empowered to file any applications with the Internal Revenue Service which such officers shall deem necessary or appropriate, together with any supporting documentation, in securing a determination that said action shall not cause the Plan, as hereby amended, to fail to meet the requirements of Section 401(a) and 501(a) of the Code, and that said Plan continues to be qualified, and to execute such powers of attorney, schedules and other documents as may be necessary or desirable in connection therewith; and

         FURTHER RESOLVED, that the acts and deeds of the proper officers of the Company necessary to effectuate the intent and purpose of these resolutions be, and the same hereby are, ratified, confirmed, and adopted as the acts and deeds of the Company.